Exhibit 99.1
KRATON Polymers April 26, 2006

Disclaimers Forward Looking Statements This presentation may include "forward-looking statements" which are statements other than statements of historical fact and are often characterized by the use of words such as "believes," "expects," "estimates," "projects," "may," "will," "intends," "plans" or "anticipates," or by discussions of strategy, plans or intentions. All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve risks, uncertainties and other factors that could cause results to differ materially from those expressed in forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. We assume no obligation to update such information. GAAP Disclaimer This presentation includes non-GAAP financial measures, including EBITDA, Adjusted EBITDA and LTM Bank EBITDA. Investors should consider these measures, which we believe investors consider useful in assessing our performance and compliance with our financial covenants, together with the GAAP measures from our financial statements. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measures can be found in the attached Appendix.

Agenda Transaction Summary KRATON Overview Recent Business Performance Financial Update Summary Q&A

Transaction Summary

Transaction Summary KRATON Polymers LLC ("KRATON" or the "Company") is launching an amendment to its existing Senior Secured Credit Facilities Create a new $365 million Senior Secured Term Loan due 2013 ("Replacement Term Loan") Amend certain terms in the existing credit agreement including the Excess Cash Flow Sweep, the Consolidated Capital Expenditure covenant, the subsidiary investment basket and certain financial maintenance covenants The proceeds from the Replacement Term Loan will be used to: Refinance $263 million extant term loan ("Extant Term Loan") Tender for 12.0% HoldCo Discount Notes due 2014 Pay related fees and expenses The Company expects to repurchase all or substantially all of the extant HoldCo Discount Notes at 86% of fully accreted notional value of $150 million Pro Forma for the transaction, KRATON's total leverage is expected to be 4.6x LTM Bank Adjusted EBITDA KRATON is hosting a conference call at 10am Eastern Time on April 26, 2006 Dial-in: (800) 665-0430 or (913) 312-1300; Operator Assisted Replay: (888) 203-1112 or (719) 457-0820; Passcode: 4613774

Existing Cash $31.7 Refinance Extant Term Loan $262.7 Replacement Term Loan 365.0 Retire 12.0% HoldCo Discount Notes 105.3 Tender and Consent Fees 23.7 Accrued Interest on Extant Term Loan 2.5 Transaction Fees & Expenses 2.5 Total Sources $396.7 Total Uses $396.7 Sources & Uses Sources Uses ($MM)

Actual & Pro Forma Capitalization 1 See appendix for definition and reconciliation of LTM Adjusted Bank EBITDA ($MM) Pro Forma Pro Forma Actual Pro Forma LBO Close HoldCo Issue 10K Filing Refinancing 9/30/03 06/30/04 12/31/05 12/31/05 Cash $10.6 $35.5 $100.9 $69.2 Fund Revolver - - - - Term Loan 360.0 266.0 262.7 365.0 Other Debt - 4.2 - - Total Secured Debt $360.0 $270.2 $262.7 $365.0 Senior Sub Notes 8.125% due 2014 200.0 200.0 200.0 200.0 Total OpCo Debt $560.0 $470.2 $462.7 $565.0 Senior Discount Notes 12.0% due 2014 - 91.9 105.3 - Total Debt $560.0 $562.1 $568.0 $565.0 LTM Adjusted Bank EBITDA1 $104.7 $99.8 $123.8 $123.8 Senior Secured Debt / EBITDA 3.4x 2.7x 2.1x 2.9x Total OpCo Debt / EBITDA 5.3x 4.7x 3.7x 4.6x Total Debt / EBITDA 5.3x 5.6x 4.6x 4.6x Net Secured Debt / EBITDA 3.3x 2.4x 1.3x 2.4x Net Total OpCo Debt / EBITDA 5.2x 4.4x 2.9x 4.0x Net Total Debt / EBITDA 5.2x 5.3x 3.8x 4.0x

Summary Term Sheet Borrower: KRATON Polymers LLC (the "Company") Sole Lead Arranger: Goldman Sachs Credit Partners L.P. Structure: Create a new term loan ("Replacement Term Loan") of approximately $365 million due 2013 Concurrent amendment to allow the provisions noted below Use of Proceeds: Refinance $263 million extant term loan ("Extant Term Loan"), tender for 12.0% HoldCo Discount Notes and pay related fees and expenses Security: Substantially all assets and stock of the Borrower and its subsidiaries, 100% of the capital stock of the Borrower and each domestic subsidiary, 65% of the capital stock of each first-tier foreign subsidiary Replacement Term Loan Key Terms: Excess Cash Flow Sweep: Eliminate prepayment for the year ended December 31, 2005; Thereafter: (i) 50%, (ii) 25% if total leverage is less than 5.0x and greater than 3.0x, and (iii) 0% if total leverage is less than 3.0x; 100% credit for voluntary prepayments Eliminate Maximum Consolidated Capital Expenditure covenant Increase basket for investments (including foreign investments) in non-guarantor subsidiaries to $125 million Add equity cure right for financial covenant defaults Amend definition of Consolidated Adjusted EBITDA: (i) Reset Specified Cost Savings provision (allow up to $10 million pro forma add-back to EBITDA for cost savings), (ii) Change pro forma adjustment to EBITDA with respect to Permitted Acquisitions to be based on a CFO certification (delete Article 11 Regulation S-X requirement) and actions must be taken within 6 quarters on the Permitted Acquisition Amend Total Leverage and Interest Coverage Covenants All other terms substantially identical to Extant Term Loan Amortization: 1.0% per annum, paid quarterly, prior to the final year of maturity, four equal installments in the final year

Summary of Key Dates Description Date Launch tender offer and consent solicitation for HoldCo Discount Notes Announce add-on bank financing and amendment April 24 Lender presentation April 26 Deliver legal amendment documents to lenders April 28 Initial consents due from HoldCo Noteholders May 5 Amendment signature pages due May 9 Close and fund bank deal / amendment effective Settle consenting HoldCo Noteholders May 15 Tender offer for HoldCo Discount Notes expires May 22 Settle remaining HoldCo Discount Notes May 25 April 2006 April 2006 April 2006 April 2006 April 2006 April 2006 April 2006 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 May 2006 May 2006 May 2006 May 2006 May 2006 May 2006 May 2006 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31

KRATON Overview

Introduction to KRATON Polymers Inventor and world's leading producer of styrenic block copolymers ("SBCs") Serves a diverse set of end-use applications Sells to over 700 customers in 60 countries Produces over 1,000 products from six plants located around the world End Use Applications KRATON Background

Styrenic Block Copolymers (SBCs)

Raw Materials

- Styrene
- Butadiene
- Isoprene

Products

KRATON D
Unhydrogenated SBC

SBS
SIS

KRATON G
Hydrogenated SBC

SEBS
SEPS

Isoprene Rubber
And Latex

Customer Value

- Stretch
- Soft-Touch Grip
- Adhesion
- Strength
- Durability
- Thickening

End-use Applications

- Consumer Goods
- Personal Care
- Adhesives
- Sealants/Coatings
- Packaging
- Paving
- Roofing
- Medical
- Automotive
- Footwear

11

KRATON Next Largest Competitor Index 2.7 1 KRATON Next Largest Competitor Index 2.8 1 USBC (KRATON D) HSBC (KRATON G) Source: KRATON estimates The Industry Leader Market Share Index

1 Based on 2005 sales 2 Excluding High Styrenics Market Position KRATON Revenue Mix1 Selected Applications Flexible materials Soft-Grip Consumer Products Automotive components Compounding Channels #1 15% Adhesives for specialty tapes Adhesives applied to labels Sealants and Coatings Adhesives, Sealants, and Coatings #1 32% Roofing materials Road surfaces Paving & Roofing #1 32% Impact resistant plastics Medical / PVC-Replacement Multi-layered Films Packaging & Films 7% #12 Diapers Cosmetics / Oil Gels Personal Care 7% #1 Core Markets The Leader in Our Core Markets

North Am Europe Asia Pac % Industry 0.29 0.3 0.41 Global Sales Coverage Americas 29% Europe 30% Asia Pacific 41% North Am Europe Asia Pac % Industry 0.5 0.36 0.14 Americas 50% Europe 36% Asia Pacific 14% Source: KRATON estimates 1 Rest of world accounts for less than 1% of global revenue. Industry (2004)1 KRATON (2005) Revenues by region

Houston, Texas, U.S. Global Headquarters R&D Center Belpre, Ohio, U.S. Manufacturing Facility Amsterdam, Netherlands R&D Center Pernis, Netherlands Manufacturing Facility Louvain-la-Neuve, Belgium R&D Center Wesseling, Germany Manufacturing Facility Kashima, Japan R&D Center Manufacturing Facility Berre, France Manufacturing Facility Paulinia, Brazil R&D Center Manufacturing Facility Global Production Capabilities Six manufacturing facilities and five R&D centers strategically located near global customers

The Innovation Leader Industry's leading innovator with new products introduced within the past 5 years generating > 30% of Kraton Extensive patent portfolio Strong pipeline of new products and applications for future growth Revenue Composition Pipeline of New Products Existing Products <70% New Products >30% Polymers for medical applications (i.e. surgical gloves, PVC- replacement) Polymers for packaging and adhesive films Polymers for improved asphalt modification Polymers for foaming applications (i.e. automotive, sound) Polymers for fiber applications Patents Pending Patents (505) Granted Patents (940)

2001 2002 2003 2004 2005 265 271 290 315 328 34 42 34 31 25 299 313 324 346 353 Strong Revenue and Volume Growth 2001 2002 2003 2004 2005 617 628 703 807 976 Volume (kT) Non-Core Segments Core Segments Revenue ($MM) $617 $628 $703 $807 $976 299 313 324 346 353 12% CAGR 6% CAGR 4% CAGR

Kevin Fogarty Exec VP - Commercial David Bradley VP Operations Randy Guba CFO - Fin/ IT Joseph Waiter VP - Gen Counsel Richard Ott VP - HR / Com Eli Ben-Shoshan VP - Bus Dev Nick Dekker VP - Europe Michael Evans VP - Asia / Pacific Compounding Channels Packaging & Films Personal Care Adhesive, Sealants & Coatings IR Latex Paving & Roofing (& Footwear) George Gregory CEO Research and Development KRATON Leadership Team

Recent Business Performance

2004 2005 East 807 976 2004 2005 East 98 124 Strong Performance in 2005 2004 2005 East 346 353 Volume (kT) Revenues ($MM) Adjusted Bank EBITDA1 ($MM) Year End Cash ($MM) 2% 4% Core Volume Growth 27% 21% 2004 2005 East 46 101 118% 1 See appendix for definition and reconciliation of Adjusted Bank EBITDA

Achieved 2005 Key Priorities Price Right Reduce Inventory Cost Out Improve Operations

2004 2005 East 1956 2106 West 331 594 $2,287 $2,700 Variance % 18% 8% Sales Margin Cost of Sales ($/mT) Significant Price Increases in 2005

Successful Inventory Reduction Program 2003 2004 2005 Inventory 126 97 77 Inventory Turns (Volume Based) 2.6 3.6 4.6 (kT)

Cost Out Successes 2004 2005 6 20 ($MM) Savings from: Variable cost savings Fixed cost savings Lean Six Sigma Source: KRATON estimates

2003 2004 2005 2006E East 308 319 355 401 Improved Operations Kraton Production Capability (kT) 30% Improvement Capability from: Lean Six Sigma Debottlenecks G expansion project Source: KRATON estimates

2006 + Strategies Innovation Growth Quality Execution Expand into new markets, applications, and businesses where we can leverage our capabilities and create significant value Bring breakthrough innovations to the marketplace by working closely with our leading customers Provide our customers with the best quality and service in the industry Build sustainable competitive advantage by developing world- class capabilities and executing with excellence

Innovation Introduced new Stage-Gate R&D prioritization process in 2005 Prioritized top projects and mobilized resources Completed IR Latex engineering and initiated new-build project in Brazil Recently announced significant new innovations in: Adhesives and Adhesive films PVC-replacement for medical and packaging applications New compounding materials

Execution - Update Continue cost-out programs Source monomers competitively and reliably Concluding negotiations on US BD and styrene contract No material financial impact expected Actively working to source isoprene globally and generate alternatives to Shell in Pernis

Growth - Asia/Pacific Construction of a new multi-functional customer service center, expected to be operational in Q1 2007 A Distribution Center which offers storage, packaging, and limited finishing A Technical Center to provide product testing, QA, and targeted product development Evaluating construction of a new KRATON G manufacturing plant, potentially operational in 2009 30,000 tpa state-of-the-art HSBC facility Preliminary engineering and partner development underway Increase senior leadership in the region KRATON recently announced plans for expansion in the Asia-Pacific region

Summary: Key Credit Strengths Leading Global SBC Business Attractive Global Demand Growth Loyal Customer Base with Well-Known and Respected Brand Name "We invented it": Technology Leader Strong Cash Generation Leading Management Team Platform for Expansion Strong Financial Momentum

Financial Update

2005 Performance - Polymer Holdings LLC Highlights Effective price increases improved gross profit Strong EBITDA growth Inventory management and capex control drove improved cash and liquidity position 1 See appendix for definition and reconciliation of LTM Adjusted Bank EBITDA ($MM) Year Ended December 31, Year Ended December 31, Year Ended December 31, 2005 2004 Revenues: Revenues: Sales Sales $953 $791 Other Other 23 16 Total Revenues Total Revenues $976 $807 Cost of Goods Sold Cost of Goods Sold 766 693 Gross Profit Gross Profit $210 $114 Research and development expenses Research and development expenses 26 23 Selling, general and admin expenses Selling, general and admin expenses 73 65 Depreciation and amortization Depreciation and amortization 44 42 Earnings in joint venture Earnings in joint venture (1) (0) Interest, net Interest, net 46 41 Income (loss) before income taxes Income (loss) before income taxes $22 $(57) Income tax (provision) benefit Income tax (provision) benefit (8) 20 Net income (loss) Net income (loss) $14 $(37) LTM Adjusted Bank EBITDA1 LTM Adjusted Bank EBITDA1 $124 $98 Margin Margin 12.7% 12.1% Capex Capex $19 $35 Ending cash balance Ending cash balance $101 $46

Covenant Compliance - December 31, 2005 Actual Covenant 3.7 6.45 Actual Covenant 3.94 2 Actual Covenant 18.7 36.1 Leverage Ratio Interest Coverage Capex ($MM)

Preliminary 2006 Q1 Outlook 2006E 2005 Variance % Volume (kT) 76 73 4% Revenues $229 $207 11% Gross Profit 53 50 6% Fin. Reporting EBITDA 29 26 12% LTM Adj Bank EBITDA 123 97 27% Capex 6 2 200% Cash Balance 66 23 187% Highlights Continued effective pricing actions maintain gross profit margins Off-season volume growth drives increased EBITDA Aggressive cash management drives improved liquidity Capex spending for 2006 expected to be $40-$50 Preliminary Q1 outlook only; subject to change. Final financial statements to be filed with the SEC by May 15, 2006. See appendix for definition and reconciliation of Fin. Reporting EBITDA and LTM Adjusted Bank EBITDA ($MM) March 31,

Summary Strong earnings and cash flow in 2005 despite monomer inflation Successful pricing and cost out actions to offset inflation Reducing inventory while supporting growth Driving innovation for future growth Increasing operational effectiveness through lean six sigma initiatives

Appendix

EBITDA Adjustments and Reconciliation 1 The EBITDA measures are used by management to evaluate operating performance. Management believes that EBITDA is useful to investors because it is frequently used by securities analysts, institutional investors and other interested parties in the evaluation of companies in our industry. EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because all companies do not use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. 2 These adjustments are made pursuant to the Credit and Guaranty Agreement, dated December 23, 2003, as amended as of March 4, 2004 and as of October 21, 2004, among KRATON Polymers LLC, as Borrower, Polymer Holdings LLC, certain subsidiaries of KRATON Polymers LLC, as Guarantors, various lenders, Goldman Sachs Credit Partners L.P. and UBS Securities LLC, as Lead Arrangers, Goldman Sachs Credit Partners L.P., as Syndication Agent, UBS AG, Stanford Branch, as Administrative Agent and Collateral Agent (the "senior secured credit facility"). LTM December 31, LTM December 31, 2005 2004 Net Income $14 $(37) Add back: Taxes 8 (20) Interest 46 41 Depreciation and Amortization 44 43 Financial Reporting EBITDA1 $112 $27 Add back:2 Inventory step-up 2 35 Sponsor fees and expenses 2 2 Normalized plant turnaround costs - 6 Restructuring charges 3 6 Specific cost savings, net - 5 Schedule 1.1 costs - 3 Other non-cash charges reducing consolidated net income 5 14 LTM Adjusted Bank EBITDA1 $124 $98 ($MM)

EBITDA Adjustments and Reconciliation 1 The EBITDA measures are used by management to evaluate operating performance. Management believes that EBITDA is useful to investors because it is frequently used by securities analysts, institutional investors and other interested parties in the evaluation of companies in our industry. EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because all companies do not use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. 2 These adjustments are made pursuant to the Credit and Guaranty Agreement, dated December 23, 2003, as amended as of March 4, 2004 and as of October 21, 2004, among KRATON Polymers LLC, as Borrower, Polymer Holdings LLC, certain subsidiaries of KRATON Polymers LLC, as Guarantors, various lenders, Goldman Sachs Credit Partners L.P. and UBS Securities LLC, as Lead Arrangers, Goldman Sachs Credit Partners L.P., as Syndication Agent, UBS AG, Stanford Branch, as Administrative Agent and Collateral Agent (the "senior secured credit facility"). ($MM) LTM March 31, LTM March 31, 2006E 2005 Net Income $15 $(26) Add back: Taxes 10 (14) Interest 46 44 Depreciation and Amortization 44 43 Financial Reporting EBITDA1 $115 $47 Add back:2 Inventory step-up 1 22 Sponsor fees and expenses 2 2 Normalized plant turnaround costs - 6 Restructuring charges 2 7 Specific cost savings, net - 3 Schedule 1.1 costs 1 3 Other non-cash charges reducing consolidated net income 3 7 LTM Adjusted Bank EBITDA1 $123 $97

EBITDA Adjustments and Reconciliation 1 The EBITDA measures are used by management to evaluate operating performance. Management believes that EBITDA is useful to investors because it is frequently used by securities analysts, institutional investors and other interested parties in the evaluation of companies in our industry. EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because all companies do not use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. ($MM) March 31, March 31, 2006E 2005 Net Income $3 $3 Add back: Taxes 3 1 Interest 12 11 Depreciation and Amortization 11 11 Financial Reporting EBITDA1 $29 $26